EXHIBIT 99

                                CASH TRANSACTIONS

                               TRANSCANADA CAPITAL
                               -------------------


3/31/98     Receipt of Interest on TransCanada Pipeline
            Limited 8.75% Junior Subordinated Debentures due
            July 24, 2045                                          $3,500,196.88
                                                                    ------------

3/31/98     Funds disbursed to Holders of TransCanada
            Capital Cumulative Trust Originated Preferred
            Securities and Common Stock                            $3,500,196.88
                                                                   -------------


Dated:      April 6, 1998


                                           By: IBJ SCHRODER BANK & TRUST COMPANY
                                               as Administrative Trustee



                                               By: /s/ Stuart Rothenberg
                                                   -----------------------------

                                                   Stuart Rothenberg
                                                   Assistant Vice President

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